IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: SOUP LIQUIDATION LLC, et al., Debtors.[1]	Chapter 11 Case No. 17-11313 (LSS) Jointly Administered

DEBTORS’ MOTION FOR ENTRY OF AN ORDER

CONVERTING THEIR CHAPTER 11 PROCEEDINGS TO

CHAPTER 7 PURSUANT TO 11 U.S.C. § 1112(A)

The Original Soupman, Inc. and its affiliated debtors and debtors-in-possession (the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) move on an expedited basis (the “Motion”) for entry of an order, substantially in the form attached hereto as  Exhibit A (the “Proposed Order”), pursuant to section 1112(a) of title 11 of the United States Code (the “Bankruptcy Code”), to convert the Chapter 11 Cases to Chapter 7. In support of the Motion, the Debtors respectfully represent as follows:

I.

JURISDICTION AND VENUE

1.

The United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012. This matter is a core proceeding within the meaning of 28 U.S.C. § 157(b)(2), and the Debtors confirm their consent pursuant to rule 9013-

————————————————

1 The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are: The Original Soupman, Inc. (0182); Soupman, Inc. (8630); and Kiosk Concepts, Inc. (4839). The location of the Debtors’ corporate headquarters and the service address for all Debtors is 1110 South Ave. Suite 100, Staten Island, NY 10314.

l(f) of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware to the entry of a final order by the Court in connection with this Motion to the extent that it is later determined that the Court, absent consent of the parties, cannot enter final orders or judgments in connection herewith consistent with Article III of the United States Constitution.

2.

Venue of these cases and this Motion is proper in this Bankruptcy Court pursuant to 28 U.S.C. §§ 1408 and 1409.

3.

The statutory predicate for the relief requested herein is Bankruptcy Code section 1112(a).

II.

BACKGROUND

4.

On June 13, 2017 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief pursuant to chapter 11 of the Bankruptcy Code. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to Bankruptcy Code sections 1107(a) and 1108. No request for the appointment of a trustee or an examiner has been made in the Cases, and no committees have been appointed or designated.

5.

Shortly after the Petition Date, the Debtors a motion to sell substantially all of their assets to Soupman Lending, LLC, the Debtors’ postpetition lender, for a credit bid of $1,785,000. An auction was held pursuant to Bankruptcy Court-approved procedures and the winning bidder, Gallant Brands, LLC, was approved as the successful bidder by the Bankruptcy Court. The sale of substantially all of the Debtors’ assets closed on September 8, 2017.

6.

The Debtors no longer maintain active business operations and have only operated their businesses for the purpose of maximizing the value of the Debtors’ assets,

resolving certain claims and winding down their affairs for the benefit of the Debtors’ creditors. The Debtors’ remaining assets include, among other things, potential causes of action including, among others, avoidance actions under the Bankruptcy Code. The Debtors have determined that the best interest of all creditors will best be served by converting these Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code so that a Chapter 7 trustee may investigate and pursue those causes of actions to maximize recoveries while reducing the continuing costs of the administration of these estates.

III.

RELIEF REQUESTED

7.

By this Motion, and pursuant to section 1112(a) of the Bankruptcy Code, Crestwood respectfully requests the entry of an order (the “Order”), the proposed form of which is attached hereto as Exhibit A: (i) converting the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code effective as of the date of the entry of the Order; and (ii) directing the U.S. Trustee to appoint a Chapter 7 trustee.

IV.

BASIS FOR RELIEF REQUESTED

8.

The Debtors have sold substantially all of their assets, have no operating business to save and cannot propose a feasible plan of reorganization. Accordingly, the Debtors have no alternative but to convert their Chapter 11 proceedings to Chapter 7 pursuant to section 1112(a) of the Bankruptcy Code, which provides:

The debtor may convert a case under this chapter to a cause under chapter 7 of this title unless —

(1)

the debtor is not a debtor in possession;

(2)

the case originally was commenced as an involuntary case under this chapter; or

(3)

the case was converted to a cause under this chapter other than on the debtor’s request.

11 U.S.C. § 1112(a).

9.

The legislative history for section 1112(a) states that this subsection “gives the debtor the absolute right to convert a voluntarily commenced chapter 11 case in which the debtor remains in possession to a liquidation case.” In re Schuler, 119 B.R. 191, 192 (Bankr. W.D. Mo. 1990) (quoting H.R. Rep. No. 595, 95th Cong., 1st Sess. 405 (1977); S. Rep. No. 989, 95th Cong., 2nd Sess. 117 (1978)). Other courts have also suggested that, provided the exceptions set forth in section 1112(a) do not exist, a debtor has an absolute right to convert its case from Chapter 11 to Chapter 7. See In re Texas Extrusion Corp., 884 F.2d 1142, 1161 (5th Cir. 1988); In re Marrill Alarm Systems, Inc., 100 B.R. 606, 607 (Bankr. S.D. Fla. 1989); In re Dieckhaus Stationers of King of Prussia, Inc., 73 B.R. 969, 971 (Bankr. E.D. Pa. 1987) (Section 1112(a) “gives the debtor an absolute right to convert”).

10.

As a threshold matter, none of the limitations provided in section 1112(a) on a debtor’s right to convert is present because (a) the Debtors are debtors in possession, (b) the case was commenced by filing a voluntary petition for relief, and (c) there have been no prior conversions. Furthermore, no extreme or unusual circumstances exist that would warrant denial of this Motion.

11.

Moreover, the Debtors currently do not have sufficient funds available to formulate and seek confirmation of a Chapter 11 plan, and the potential causes of action, while believed to have value, will take a long time to liquidate. It is the Debtors’ judgment that in the particular circumstances of these Chapter 11 cases, the goal of maximizing the net recoveries to creditors will best be achieved through an orderly process that may be administered by a Chapter 7 trustee.

V.

NOTICE

12.

Notice of the Motion will be given to the following parties, or in lieu thereof, to their counsel: (a) the Office of the United States Trustee; (b) counsel for Soupman Lending, LLC; (c) counsel for Hillair Capital Investments, LLC; (d) counsel for Gallant Brands, LLC; and (e) all persons and entities that have filed a request for service of filings in the Cases pursuant to Bankruptcy Rule 2002. In light of the nature of the relief requested in this Motion, the Debtors submit that no other or further notice is necessary.

WHEREFORE, the Debtors respectfully request that the Court enter the Proposed Order, in substantially in the form attached as Exhibit A granting the relief requested in the Motion and such other and further relief as may be just and proper.

Dated: October 17, 2017	POLSINELLI PC
Wilmington, Delaware
/s/ Christopher A. Ward
Christopher A. Ward (Del Bar. No. 3877)
222 Delaware Ave., Suite 1101
Wilmington, Delaware 19801
T: (302) 252-0920
F: (302) 252-0921
cward@polsinelli.com

-and-

Jeremy R. Johnson (Admitted Pro Hac Vice)
600 3rd Ave., 42nd Fl.
New York, New York 10016
T: (212) 684-0199
F: (212) 684-0197
jeremy.johnson@polsinelli.com

Counsel for the Debtors and Debtors-In-Possession

EXHIBIT A

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: THE ORIGINAL SOUPMAN, INC., et al., Debtors.[1]	Chapter 11 Case No. 17-11313 (LSS) Jointly Administered Re: Docket No. ______

ORDER CONVERTING CASES FROM CHAPTER 11 TO CHAPTER 7

OF THE BANKRUPTCY CODE PURSUANT TO SECTION 1112(A)

Upon the emergency motion (the “Motion”)2 of the above-captioned debtors and debtors- in-possession (the “Debtors”) for entry of an order, pursuant to section 105 of title 11 of the United States Code, authorizing the Debtors to supplement the record with respect to the Sale Motion; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court being able to issue a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this District is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been given on an expedited basis; and it appearing that no other or further notice of the Motion is required; and this Court having found that the relief requested by the Motion is in the best interests of the

————————————————

1 The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are: The Original Soupman, Inc. (0182); Soupman, Inc. (8630); and Kiosk Concepts, Inc. (4839). The location of the Debtors’ corporate headquarters and the service address for all Debtors is 1110 South Ave. Suite 100, Staten Island, NY 10314.

2 Capitalized terms used in this Order but not otherwise defined in this Order shall have the meanings ascribed to such terms in the Motion.

1

Debtors’ estates, their creditors, and other parties in interest; and sufficient cause appearing therefor, it is hereby

ORDERED, ADJUDGED, AND DECREED THAT:

1.

The Motion is GRANTED as set forth herein.

2.

The Chapter 11 Cases are hereby converted to cases under Chapter 7 of the Bankruptcy Code as of [ ]. 2017.

3.

This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order.

4.

The Debtor shall:

a.

Forthwith turn over to the Chapter 7 trustee all records and property of the estate under its custody and control as required by Federal Rules of Bankruptcy Procedures (“FRBP”) 1019(4);

b.

Within fifteen (15) days of the date of this order file a schedule of unpaid debts incurred after commencement of the superseded case including the name and address of each creditor, as required by FRBP 1019(5);

c.

Within 15 days of the date of this order, file the statements and schedules required by FRBP 1019(a)(A) and 1007(b), if such documents have not already been filed; and

2

d.

Within thirty (30) days from the date of this order, file and transmit to the United States Trustee a final report and account as required by FRBP 1019(5)(A).

Dated: October __, 2017
Wilmington, Delaware
The Honorable Laurie Selber Silverstein
United States Bankruptcy Judge

3